ELFUN TRUSTS

ELFUN INTERNATIONAL EQUITY FUND

ELFUN DIVERSIFIED FUND

ELFUN INCOME FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN GOVERNMENT MONEY MARKET FUND

(each a “Fund” and collectively the “Funds”)

Supplement Dated July 3, 2014

To the Statutory Prospectus dated April 30, 2014

Effective July 3, 2014, the Prospectus is revised as follows:

On page 39 of the Prospectus, the section entitled “How to Invest - Who May Purchase Units” is deleted in its entirety and replaced with the following:

Units of any of the six Elfun Funds may be purchased or held by the following as determined at the time the account is opened:

1. General Electric (“GE”) employees;

2. GE retirees;

3. GE Board members;

4. GE or its subsidiaries;

5. Surviving un-remarried spouses of GE employees, GE retirees and GE Board members;

6. Immediate family members of GE employees, GE retirees or GE Board members, including immediate family members of unitholders who are former GE employees or GE Board members;

7. Trusts for the sole benefit of (a) GE employees, (b) GE retirees, or (c) GE Board members, or immediate family members of (a), (b), or (c);

8. Estate planning vehicles for the benefit of lineal descendants (such as grandchildren and great-grandchildren) of GE employees, GE retirees, or GE Board members; and

9. Such others as the Trustees of the Funds may permit provided that their participation does not (a) affect the Funds’ status as “employees’ securities companies” within the meaning of section 2(a)(13) of the Investment Company Act of 1940, as amended (the “1940 Act”) or (b) violate the conditions of the Funds’ exemptive orders as issued by the SEC.

Immediate family is defined as a parent, spouse of parent, spouse, brother, sister, child, spouse of child, or grandchild (including blood, step, and adoptive relationships).

On page 41 of the Prospectus, under the section entitled “How to Invest – How to Purchase Units,” the section entitled “By Website” is deleted in its entirety and replaced with the following:

Investors can purchase Units of a Fund by accessing the Funds’ website at www.geam.com, selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

On page 42 of the Prospectus, under the section entitled “How to Invest - How to Redeem Units,” the first bullet in the section entitled “By Mail” is deleted in its entirety and replaced with the following:

•	In excess of $100,000;

On page 42 of the Prospectus, under the section entitled “How to Invest - How to Redeem Units,” the section entitled “By Website” is deleted in its entirety and replaced with the following:

Investors can redeem Units of a Fund by accessing the Funds’ website at www.geam.com, selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

On page 42 of the Prospectus, under the section entitled “How to Invest - How to Redeem Units,” the first bullet in the section entitled “By Telephone” is deleted in its entirety and replaced with the following:

•	Units may be redeemed by telephone up to a maximum of $100,000 per day utilizing the Funds’ automated voice response system or by an agent during business hours.

On page 44 of the Prospectus, under the section entitled “How to Invest” the second bullet in the section entitled “How to Exchange Units” is deleted in its entirety and replaced with the following:

•	by website, go to www.geam.com, select Elfun Investor/GE Employee as your website and follow the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

This Supplement should be retained with your Prospectus for future reference.